           as Filed With the Securities and Exchange Commission On July 10, 2000
                                                      Registration No. 333-87585
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               -------------------
                          VERITAS SOFTWARE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

             DELAWARE                                   77-0507675
   State or Other Jurisdiction of                     (I.R.S. Employer
   Incorporation or Organization)                    Identification No.)

                               -------------------

                              1600 PLYMOUTH STREET
                         MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 335-8000
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                              --------------------

                                   MARK LESLIE
                CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
                          VERITAS SOFTWARE CORPORATION
                              1600 PLYMOUTH STREET
                         MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 335-8000
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

                              --------------------

                                   Copies to:

    HORACE L. NASH, ESQ.                        EDWARD M. URSCHEL, ESQ.
    LYNDA M. TWOMEY, ESQ.                      SENIOR CORPORATE COUNSEL
     FENWICK & WEST LLP                       VERITAS SOFTWARE CORPORATION
    TWO PALO ALTO SQUARE                          1600 PLYMOUTH STREET
 PALO ALTO, CALIFORNIA 94306                 MOUNTAIN VIEW, CALIFORNIA 94043
      (650) 494-0600                                (650) 335-8000

                              --------------------
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DEREGISTRATION OF SHARES

     The offering contemplated by this Registration Statement has terminated. Pursuant to the undertakings contained in Item 17 of the Registration Statement, the Registrant files this post-effective amendment to deregister all shares originally registered by the Registration Statement that remained unsold as of the termination of the offering.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on the 10th day of July, 2000.

                                    VERITAS SOFTWARE CORPORATION

                                    By: /s/ JAY A. JONES
                                        -------------------------------------
                                        Jay A. Jones
                                        Senior Vice President,
                                        Chief Administrative Officer and
                                        Secretary




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